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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                              -------------------

                               SEPTEMBER 14, 1998
                        (Date of earliest event reported)


                           MICRO-MEDIA SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

             UTAH                             0-8164                             87-0280886
(State or other jurisdiction of       (Commission file number)      (I.R.S. employer identification no.)
incorporation or organization)


                                 501 WALLER ST.
                               AUSTIN, TEXAS 78702
                    (Address of principal executive offices)



                                  512-476-6925
                         (Registrant's telephone number,
                              including area code)



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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

1. On September 14, 1998, the Company's auditors, Jones, Jensen & Company, LLC, Salt Lake City, Utah, were dismissed as independent accountants to the Company. The former accountants were unofficially dismissed on June 11, 1997 but the Company inadvertently neglected to obtain official dismissal until September 14, 1998.

2. The former accountants' reports for the fiscal years ended March 31, 1996 and March 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. The reports were modified as to uncertainty concerning the Company's ability to continue as a going concern. During the Company's two most recent fiscal years audited by Jones, Jensen & Company, LLC and subsequent interim periods preceding the dismissal of Jones, Jensen & Company, LLC, the Company had no disagreements with Jones, Jensen & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits.

                    {Jones, Jensen & Company, LLC Letterhead}

September 14, 1998

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Ladies and Gentleman:

We were previously the independent accountants for Micro-Media Solutions, Inc. On September 14, 1998, we were dismissed as the independent accountants of Micro-Media Solutions, Inc.

We have read Micro-Media Solutions, Inc.'s statements included under Item 4 of its Form 8-K/A dated September 14, 1998, and we agree with such statements.

Very truly yours,

/s/ Jones, Jensen & Company
Jones, Jensen & Company





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MICRO-MEDIA SOLUTIONS, INC.


Dated: September 22, 1998           By:     /s/ Jose G. Chavez
                                        --------------------------------
                                           Jose G. Chavez, President



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